ENDO PHARMACEUTICALS

Deutsche Bank Health Care Conference

What drives us . . .

May 2, 2006

. . . is our passionate pursuit of improving patients’ lives.

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products; the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

What drives us. . .

© 2006 Endo Pharmaceuticals

Endo Profile

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas

Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm®, Frova® and Percocet®

Promising pipeline, with seven mid- to late-stage products

Action letters expected on oxymorphone ER and IR in June 2006

Strong cash flow and no debt

What drives us. . .

© 2006 Endo Pharmaceuticals

Lidoderm® Product Profile

Topical patch launched in 1999

Covered by five Orange Book-listed patents through 2015

First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia, a form of neuropathic pain

Provides analgesia (without anesthesia) directly to the affected nerves

What drives us. . .

© 2006 Endo Pharmaceuticals

Lidoderm® Net Sales

($ in millions)

$600

$500

$400

$300

$200

$100

$0

2002

2003

2004

2005

2006*

$83

$178

$309

$419

$540

*Represents high end of company guidance

What drives us. . .

© 2006 Endo Pharmaceuticals

Frova® Product Profile

Triptan indicated for acute treatment of migraine headaches in adults

Commercial strategy to implement marketing, education and clinical plan to differentiate Frova® in the marketplace

Low recurrence rate

Long half-life

Target specialty physician audience

Focus on neurologists, pain management specialists

Leverage existing coverage of high prescribers

Create advocacy base among thought leaders

Phase	III development soon to be completed for Menstrual Migraine prophylaxis indication

What drives us. . .

© 2006 Endo Pharmaceuticals

Substantial Pipeline Opportunities

Filed

Status

Oxymorphone ER (1) and IR

PDUFA date June 22, 2006

SyneraTM	(2)

FDA-Approved

Endo Development Projects

Rapinyl™ (3)

Topical ketoprofen patch (3)

Transdermal sufentanil patch (3)

Partner development projects include Frova® (Menstrual Migraine) (2), LidoPAIN® BP (2) and CHRONOGESICTM (2)

(1) Co-developed

(2) Licensed marketing rights

(3) Licensed marketing and development rights

What drives us. . .

© 2006 Endo Pharmaceuticals

Oxymorphone ER Development Program

FDA has accepted one clinical trial as pivotal proof of efficacy

Two additional clinical trials conducted to file at least one additional pivotal trial

12-week double-blinded, placebo-controlled trial in chronic low back pain patients

– One trial (under SPA) in opioid-naïve patients

– One trial in opioid-experienced patients

Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001)

Both trials met all of their secondary endpoints

Efficacy data from these additional trials to be presented at APS Annual Meeting, May 3-6, in San Antonio, Texas

What drives us. . .

© 2006 Endo Pharmaceuticals

SyneraTM Product Profile

Topical, local anesthetic patch indicated for use in children and adults to numb the skin before various medical procedures; e.g., blood draws or IV cannulation

Thin layer of local anesthetic formulation integrated with an oxygen-activated heating element

Exclusive N. American rights licensed from ZARS Pharma

Description / Indication:

Market Need Addressed:

Hospitalized pediatric patients

Anticipated benefits include:

Fast onset of action

Ease of administration

Status:

FDA approval in June 2005

Safety and efficacy demonstrated in more than 660 pediatric (aged 3-17 years) and adult patients undergoing superficial dermatological procedures

Anticipated launch in second half of 2006

Pediatric immunization studies planned

What drives us. . .

© 2006 Endo Pharmaceuticals

Key Milestones for 2006

Building a solid platform for sustainable growth:

File sNDA for Frova® in MM prophylaxis 1st Half

Initiate Phase III trials for topical ketoprofen patch 1st Half

Launch oxymorphone ER and IR 2nd Half

Launch SyneraTM 2nd Half

Advance pipeline development Ongoing

Acquire / in-license opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology Ongoing

What drives us. . .

© 2006 Endo Pharmaceuticals

ENDO PHARMACEUTICALS

Nasdaq: ENDP

What drives us . . .

. . .is our passionate pursuit of improving patients’ lives.